Exhibit 99.1
MeridianLink Reports Fourth Quarter and Fiscal Year 2023 Results
Fourth quarter revenue of $74.6 million grows 6% year-over-year driven by lending software solutions revenue of $59.5 million, reflecting growth of 8% year-over-year

COSTA MESA, Calif., March 5, 2024 — MeridianLink, Inc. (NYSE: MLNK), a leading provider of modern software platforms for financial institutions and consumer reporting agencies, today announced financial results for the fourth quarter and fiscal year ended December 31, 2023.

“2023 was a solid year of execution, driven by robust demand and many innovative product and partner expansions,” said Nicolaas Vlok, chief executive officer of MeridianLink. “Our strong fourth quarter performance demonstrates our ability to execute in key strategic areas of the business that accelerate growth while also demonstrating cost discipline, which we see as a great achievement in the face of challenging macroeconomic conditions. I am proud of our team and am confident in our dedication to increasing the value of MeridianLink® One for our customers and stockholders.”

Quarterly Financial Highlights:
•Revenue of $74.6 million, an increase of 6% year-over-year
•Lending software solutions revenue of $59.5 million, an increase of 8% year-over-year
•Operating income of $6.8 million, or 9% of revenue, and non-GAAP operating income of $15.2 million, or 20% of revenue
•Net loss of $(29.6) million, or (40)% of revenue, which includes a one-time non-cash tax expense of $29.4 million recorded during the quarter for the recognition of a partial valuation allowance on certain deferred tax assets, and adjusted EBITDA of $31.1 million, or 42% of revenue
•Cash flows from operations of $12.5 million, or 17% of revenue, and free cash flow of $9.6 million, or 13% of revenue

2023 Fiscal Year Financial Highlights:
•Revenue of $303.6 million, an increase of 5% year-over-year
•Lending software solutions revenue of $232.2 million, an increase of 11% year-over-year
•Operating income of $15.5 million, or 5% of revenue, and non-GAAP operating income of $51.1 million, or 17% of revenue
•Net loss of $(42.5) million, or (14)% of revenue, which includes a one-time non-cash tax expense of $29.4 million recorded during the fiscal year for the recognition of a partial valuation allowance on certain deferred tax assets, and adjusted EBITDA of $113.0 million, or 37% of revenue
•Cash flows from operations of $68.0 million, or 22% of revenue, and free cash flow of $57.8 million, or 19% of revenue

Business and Operating Highlights:
•MeridianLink finished the year with strong software bookings, driven by the cross-sell momentum of MeridianLink One, which is evidence of the return on our Go-to-Market investment
•In the quarter, MeridianLink signed nine existing MeridianLink® Consumer customers on the MeridianLink® Mortgage solution and won multiple high-value platform deals, demonstrating the continued demand for MeridianLink One
•We expanded our capabilities through a new integration between MeridianLink® Engage and MeridianLink® Collect, allowing customers to automatically identify and optimize the debt wallet of pre-delinquent accounts
•MeridianLink enhanced its integration with Zest AI, a leader in automated underwriting, to provide multiple custom credit scores for decisioning MeridianLink Consumer loans, which increases cross-sell opportunities for customers
•We scaled our employment screening and background verification capabilities in our Data Verification Software Solutions by partnering with Workato, a leading Enterprise Automation platform
•In 2023, we signed more than 40 customers on MeridianLink® Access and MeridianLink® Mortgage Access, our new, highly configurable point-of-sale solutions
•MeridianLink announced the go-live of A+ Federal Credit Union, who doubled their instant approval rates on consumer loans after adding MeridianLink® Consulting, MeridianLink Engage, and MeridianLink® Insight to MeridianLink One

Business Outlook
Based on information as of today, March 5, 2024, the Company issues first quarter financial guidance and initiates full year 2024 financial guidance as follows:

First Quarter Fiscal 2024:
•Revenue is expected to be in the range of $75.0 million to $78.0 million
•Adjusted EBITDA is expected to be in the range of $28.0 million to $31.0 million

Full Year 2024:
•Revenue is expected to be in the range of $313.0 million to $323.0 million
•Adjusted EBITDA is expected to be in the range of $123.0 million to $130.0 million

Conference Call Information
MeridianLink will hold a conference call to discuss its fourth quarter results today, March 5, 2024, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). The conference call can be accessed by dialing (888) 259-6580 from North America toll-free or the International number of (416) 764-8624 with Conference ID 63977161. A live webcast of the conference call can be accessed from the investor relations page of MeridianLink’s website at ir.meridianlink.com. An archived replay of the webcast will be available at the same website following the conclusion of the call. A telephonic replay will be available until 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on Tuesday, March 12, 2024, by dialing (877) 674-7070 from North America or the International number of (416) 764-8692 with Playback Passcode 977161.

For More Information:
Press Contact
Becky Frost
(714) 784-5839
Media@meridianlink.com

Investor Relations Contact
Gianna Rotellini
(714) 332-6357
InvestorRelations@meridianlink.com

About MeridianLink
MeridianLink® (NYSE: MLNK) empowers financial institutions and consumer reporting agencies to drive efficient growth. MeridianLink’s cloud-based digital lending, account opening, background screening, and data verification software solutions leverage shared intelligence from a unified data platform, MeridianLink® One, to enable customers of all sizes to identify growth opportunities, effectively scale up, and support compliance efforts, all while powering an enhanced experience for staff and consumers alike.

For more than 25 years, MeridianLink has prioritized the democratization of lending for consumers, businesses, and communities. Learn more at www.meridianlink.com.

Internal Controls
While we are still completing our assessment of the effectiveness of our internal control over financial reporting as of December 31, 2023, we expect to report a material weakness in internal control over financial reporting in our Annual Report on Form 10-K as of December 31, 2023. We have identified multiple control deficiencies that aggregate to a material weakness related to the design and operating effectiveness of controls over revenue as of December 31, 2023. This was primarily caused by insufficient controls over the set-up of customer contracts for billing and maintaining complete contract support that were not operating effectively. We can confirm that there has been no restatement of prior period financial statements and no change to our previously released financial results as a result of these control deficiencies.

Remediation efforts are currently underway, which include designing and implementing additional review processes, enhanced procedures, and controls, including with respect to customer contracts, as well as system improvements and implementations, staffing and training.

Operational Measures Definitions
We reference bookings, which is an internal operational measure of the business. Bookings is defined as the total of the minimum annual contracted value for newly sold capabilities of our software-as-a-service, or SaaS, products over a given time period, inclusive of any corresponding vendor fees owed to Third Parties.

Non-GAAP Financial Measures
To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided:
•Non-GAAP operating income (loss): GAAP operating income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, restructuring related costs, and sponsor and third-party acquisition-related costs.

•Non-GAAP net income (loss): GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, restructuring related costs, sponsor and third-party acquisition-related costs, and the effect of income taxes, including the partial valuation allowance, on non-GAAP items. The effects of income taxes on non-GAAP items reflect a fixed long-term projected tax rate of 24%.

The Company employs a structural long-term projected non-GAAP income tax rate of 24% for greater consistency across reporting periods, eliminating effects of items not directly related to the Company's operating structure that may vary in size and frequency. This long-term projected non-GAAP income tax rate is determined by analyzing a mix of historical and projected tax filing positions, assumes no additional acquisitions during the projection period or include the impact from the partial deferred tax asset valuation allowance, and takes into account various factors, including the Company’s anticipated tax structure, its tax positions in different jurisdictions, and current impacts from key U.S. legislation where the Company operates. We will reevaluate this tax rate, as necessary, for significant events such as significant alterations in the U.S. tax environment, substantial changes in the Company’s geographic earnings mix due to acquisition activity, or other shifts in the Company’s strategy or business operations.

•Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation and amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, restructuring related costs, sponsor and third-party acquisition related costs, and deferred revenue reductions from purchase accounting for acquisitions prior to the adoption of ASU 2021-08, “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers,” which we early adopted on January 1, 2022 on a prospective basis. Deferred revenue from acquisitions prior to the adoption of ASU 2021-08 was recognized on a straight line basis through December 31, 2023.

•Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology.

•Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and depreciation and amortization, as applicable.

•Free cash flow: GAAP cash flow from operating activities less GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software).

Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings release on our website. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Forward-Looking Statements
This release contains, and our above-referenced conference call and webcast will contain, statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding, and guidance with respect to, our strategy, our future financial and operational performance, future economic and market conditions, our strategic initiatives, including anticipated benefits and integration of an acquisition, our stock repurchase program, including the execution and amount of repurchases, our restructuring and realignment plans, including expected associated timing, benefits, and costs, a potential material weakness in our internal control over financial reporting, including the sufficiency and timing of our remediation efforts relating thereto, our ability to retain and attract customers and product partners, the benefit to us and our customers of integrations with our product partners, potential losses related to any commercial disputes, our development or delivery of new or enhanced solutions and anticipated results of those solutions for our customers, our ability to effectively implement, integrate, and service our customers, our market size and growth opportunities, our competitive positioning, projected costs, technological capabilities and plans, and objectives of management. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Consolidated Balance Sheets
(unaudited)
(in thousands, except share and per share data)

	As of December 31,
	2023	2022

Assets
Current assets:
Cash and cash equivalents	$80,441	$55,780
Accounts receivable, net	32,412	32,905
Prepaid expenses and other current assets	11,574	9,447
Escrow deposit	—	30,000
Total current assets	124,427	128,132
Property and equipment, net	3,337	4,245
Right of use assets, net	1,140	2,185
Intangible assets, net	251,060	297,475
Deferred tax assets, net	—	13,939
Goodwill	610,063	608,657
Other assets	6,224	4,524
Total assets	$996,251	$1,059,157

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,405	$1,249
Accrued liabilities	30,673	32,500
Deferred revenue	17,224	16,945
Current portion of debt, net of debt issuance costs	3,542	3,505
Total current liabilities	55,844	54,199
Debt, net of debt issuance costs	420,004	423,404
Deferred tax liabilities, net	10,823	—
Long-term deferred revenue	792	1,141
Other long-term liabilities	541	1,322
Total liabilities	488,004	480,066
Commitments and contingencies
Stockholders’ Equity
Preferred stock, $0.001 par value; 50,000,000 shares authorized; zero shares issued and outstanding at December 31, 2023 and 2022	—	—
Common stock, $0.001 par value; 600,000,000 shares authorized, 78,447,701 and 80,644,452 shares issued and outstanding at December 31, 2023 and 2022, respectively	129	128
Additional paid-in capital	654,634	621,396
Accumulated deficit	(146,516)	(42,433)
Total stockholders’ equity	508,247	579,091
Total liabilities and stockholders’ equity	$996,251	$1,059,157

Consolidated Statements of Operations
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenues, net	$74,579	$70,551	$303,617	$288,046
Cost of revenues:
Subscription and services	20,389	22,486	90,362	90,778
Amortization of developed technology	4,641	4,266	18,129	15,553
Total cost of revenues	25,030	26,752	108,491	106,331
Gross profit	49,549	43,799	195,126	181,715
Operating expenses:
General and administrative	22,481	22,233	92,663	82,649
Research and development	10,703	12,178	47,517	42,592
Sales and marketing	9,580	7,139	35,792	23,658
Restructuring related costs	—	—	3,621	—
Acquisition related costs	—	1,679	—	4,228
Total operating expenses	42,764	43,229	179,593	153,127
Operating income	6,785	570	15,533	28,588
Other (income) expense, net:
Interest and other income	(1,433)	(357)	(4,029)	(1,063)
Interest expense	10,031	7,578	38,158	24,227
Total other expense, net	8,598	7,221	34,129	23,164
(Loss) income before income taxes	(1,813)	(6,651)	(18,596)	5,424

Provision for income taxes	27,761	(1,188)	23,943	4,130
Net (loss) income	$(29,574)	$(5,463)	$(42,539)	$1,294

Net (loss) income per share:
Basic	$(0.38)	$(0.07)	$(0.53)	$0.02
Diluted	$(0.38)	$(0.07)	$(0.53)	$0.02
Weighted average common stock outstanding:
Basic	78,767,040	80,749,744	80,349,895	80,454,356
Diluted	78,767,040	80,749,744	80,349,895	82,403,679

Net Revenues by Major Source
(unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Subscription fees	$61,999	$60,004	$256,787	$248,864
Professional services	10,107	8,250	36,250	29,320
Other	2,473	2,297	10,580	9,862
Total	$74,579	$70,551	$303,617	$288,046

Net Revenues by Solution Type
(unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Lending software solutions	$59,471	$55,041	$232,199	$208,290
Data verification software solutions	15,108	15,510	71,418	79,756
Total (1)	$74,579	$70,551	$303,617	$288,046
% Growth attributable to:
Lending software solutions	6%		8%
Data verification software	(1)%		(3)%
Total % growth	6%		5%
___________
(1) Percent revenue related to the mortgage loan market:

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Lending software solutions	13%	10%	12%	8%
Data verification software	56%	59%	59%	64%
Total % revenue related to mortgage loan market	22%	21%	23%	23%

Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Year Ended December 31,
	2023	2022
Cash flows from operating activities:
Net (loss) income	$(42,539)	$1,294
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	57,829	53,982
Provision for expected credit losses	930	—
Amortization of debt issuance costs	1,085	2,760
Share-based compensation expense	30,550	22,761
Deferred income taxes	23,630	1,905
Loss on disposal of property and equipment	—	678
Gain on change in fair value of earnout	—	(162)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(443)	(7,005)
Prepaid expenses and other assets	(3,665)	297
Accounts payable	3,170	(1,564)
Accrued liabilities	(2,514)	(2,281)
Deferred revenue	(69)	1,922
Net cash provided by operating activities	67,964	74,587
Cash flows from investing activities:
Capitalized software additions	(9,250)	(8,228)
Purchases of property and equipment	(943)	(1,136)
Return (payment) of escrow deposit	30,000	(30,000)
Funds received in connection with former business combination	1,219	—
Funds paid in connection with former business combination	(1,219)	—
Acquisition, net of cash acquired – Beanstalk Networks LLC	326	(61,830)
Acquisition, net of cash and restricted cash acquired – StreetShares, Inc.	—	(23,137)
Net cash provided by (used in) investing activities	20,133	(124,331)
Cash flows from financing activities:
Repurchases of common stock	(61,171)	(3,375)
Proceeds from exercise of stock options	2,373	211
Proceeds from employee stock purchase plan	1,679	1,777
Taxes paid related to net share settlement of restricted stock units	(1,667)	(206)
Principal payments of debt	(4,350)	(3,263)
Payments of deferred offering costs	(300)	—
Payment of Regulation A+ investor note	—	(3,265)
Net cash used in financing activities	(63,436)	(8,121)
Net increase (decrease) in cash and cash equivalents	24,661	(57,865)
Cash and cash equivalents, beginning of period	55,780	113,645
Cash and cash equivalents, end of period	$80,441	$55,780

Supplemental disclosures of cash flow information:
Cash paid for interest	$37,018	$21,348
Cash paid for income taxes	2,522	1,343
Non-cash investing and financing activities:
Shares withheld with respect to net settlement of restricted stock units	1,667	206
Purchase price allocation adjustment for Beanstalk Networks LLC acquisition	274	—
Excise taxes payable included in repurchases of common stock	377	—
Share-based compensation expense capitalized to software additions	303	311
Purchase price allocation adjustment related to income tax effects for StreetShares acquisition	1,132	—
Purchases of property and equipment included in accounts payable and accrued liabilities	80	72
Costs related to shelf registration on Form S-3 included in accrued liabilities	75	—
Vesting of restricted stock awards and restricted stock units	5	40
Regulation A+ investor note assumed in business combination	—	3,265
Initial recognition of operating lease liabilities	—	3,791
Initial recognition of operating lease right-of-use assets	—	3,047

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Operating income	$6,785	$570	$15,533	$28,588
Add: Share-based compensation expense	8,335	6,260	31,213	22,761
Add: Employer payroll taxes on employee stock transactions	89	20	687	350
Add: Restructuring related costs(2)	—	—	3,621	—
Add: Sponsor and third-party acquisition related costs	—	1,679	—	4,228
Non-GAAP operating income	$15,209	$8,529	$51,054	$55,927
Operating margin	9%	1%	5%	10%
Non-GAAP operating margin	20%	12%	17%	19%

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net (loss) income	$(29,574)	$(5,463)	$(42,539)	$1,294
Add: Share-based compensation expense	8,335	6,260	31,213	22,761
Add: Employer payroll taxes on employee stock transactions	89	20	687	350
Add: Restructuring related costs(2)	—	—	3,621	—
Add: Sponsor and third-party acquisition related costs	—	1,679	—	4,228
Subtract: Income tax effect on non-GAAP items	(2,022)	(1,910)	(8,525)	(6,561)
Non-GAAP net (loss) income	$(23,172)	$586	$(15,543)	$22,072
Non-GAAP basic net (loss) income per share	$(0.29)	$0.01	$(0.19)	$0.27
Non-GAAP diluted net (loss) income per share	$(0.29)	$0.01	$(0.19)	$0.27
Weighted average shares used to compute Non-GAAP basic net (loss) income per share	78,767,040	80,749,744	80,349,895	80,454,356
Weighted average shares used to compute Non-GAAP diluted net (loss) income per share	78,767,040	82,413,712	80,349,895	82,403,679
Net (loss) income margin	(40)%	(8)%	(14)%	—%
Non-GAAP net (loss) income margin	(31)%	1%	(5)%	8%

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net (loss) income	$(29,574)	$(5,463)	$(42,539)	$1,294
Interest expense	10,031	7,578	38,158	24,227
Taxes(1)	27,761	(1,188)	23,943	4,130
Depreciation and amortization	14,441	14,234	57,829	53,982
Share-based compensation expense	8,335	6,260	31,213	22,761
Employer payroll taxes on employee stock transactions	89	20	687	350
Restructuring related costs(2)	—	—	3,621	—
Acquisition related costs	—	1,679	—	4,228
Deferred revenue reduction from purchase accounting for acquisitions prior to 2022	19	51	78	227
Adjusted EBITDA	$31,102	$23,171	$112,990	$111,199
Net (loss) income margin	(40)%	(8)%	(14)%	—%
Adjusted EBITDA margin	42%	33%	37%	39%
(1) Taxes reflects a one-time non-cash tax expense of $29.4 million recorded during the quarter ended December 31, 2023, for the recognition of a partial valuation allowance on certain deferred tax assets.

(2) Restructuring related costs are inclusive of $663 thousand of stock-based compensation forfeitures recorded associated with restructuring.

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Cost of revenue	$25,030	$26,752	$108,491	$106,331
Less: Share-based compensation expense	930	1,063	3,848	4,630
Less: Employer payroll taxes on employee stock transactions	21	6	157	127
Less: Amortization of developed technology	4,641	4,266	18,129	15,553
Non-GAAP cost of revenue	$19,438	$21,417	$86,357	$86,021
Cost of revenue as a % of revenue	34%	38%	36%	37%
Non-GAAP cost of revenue as a % of revenue	26%	30%	28%	30%

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
General and administrative	$22,481	$22,233	$92,663	$82,649
Less: Share-based compensation expense	4,519	2,552	16,456	9,499
Less: Employer payroll taxes on employee stock transactions	30	6	246	81
Less: Depreciation expense	381	599	1,860	2,319
Less: Amortization of intangibles	9,419	9,369	37,840	36,110
Non-GAAP general & administrative	$8,132	$9,707	$36,261	$34,640
General and administrative as a % of revenue	30%	32%	31%	29%
Non-GAAP general and administrative as a % of revenue	11%	14%	12%	12%

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Research and development	$10,703	$12,178	$47,517	$42,592
Less: Share-based compensation expense	1,692	2,014	7,060	6,472
Less: Employer payroll taxes on employee stock transactions	26	6	189	102
Non-GAAP research and development	$8,985	$10,158	$40,268	$36,018
Research and development as a % of revenue	14%	17%	16%	15%
Non-GAAP research and development as a % of revenue	12%	14%	13%	13%

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Sales and marketing	$9,580	$7,139	$35,792	$23,658
Less: Share-based compensation expense	1,194	631	3,849	2,160
Less: Employer payroll taxes on employee stock transactions	12	2	95	40
Non-GAAP sales and marketing	$8,374	$6,506	$31,848	$21,458
Sales and marketing as a % of revenue	13%	10%	12%	8%
Non-GAAP sales and marketing as a % of revenue	11%	9%	10%	7%

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net cash provided by operating activities	$12,478	$7,352	$67,964	$74,587
Less: Capitalized software	2,246	1,905	9,250	8,228
Less: Capital expenditures	596	247	943	1,136
Free cash flow	$9,636	$5,200	$57,771	$65,223